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                                                                   EXHIBIT 10.38

                      FIRST AMENDMENT TO SECURITY AGREEMENT


               THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment") dated as of April 15, 1998 is made between Apria Healthcare Group Inc., Apria Healthcare, Inc., ApriaCare Management Systems, Inc. (formerly known as Apria Number One, Inc.), Apria Number Two, Inc., Apria Healthcare of New York State, Inc. (formerly known as Homedco of New York State, Inc.) (collectively, the "Obligors") and Bank of America National Trust and Savings Association, as Administrative and Collateral Agent for the Banks (the "Agent").

                                    RECITALS

               I. The Obligors, the Banks, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement dated as of August 9, 1996, as amended by the First Amendment to Credit Agreement, dated as of April 22, 1997, the Second Amendment to Credit Amendment, dated as of August 8, 1997, the Third Amendment to Credit Agreement and Waiver, dated as of January 30, 1998, the Fourth Amendment to Credit Agreement and Waiver, dated as of March 13, 1998, and the Fifth Amendment to Credit Agreement and Waiver (the "Fifth Amendment"), dated as of April 15, 1998 (as so amended, the "Credit Agreement") pursuant to which the Banks extended certain credit to the Obligors.

               II. The Obligors and the Administrative and Collateral Agent are parties to the Security Agreement, dated as of March 13, 1998 (the "Security Agreement").

               III. The Obligors have requested that the Banks and the Agent enter into the Fifth Amendment.

               IV. It is a condition to the Banks entering into the Fifth Amendment that the Security Agreement be amended as follows:

                                    AGREEMENT

               In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

               1.     Amendment to Section 1.01.

               (a) The definition of "Filing States" is hereby deleted in its entirety from Section 1.01 of the Security Agreement.


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               2. Amendment to Section 2.03. Section 2.03 of the Security
Agreement is hereby amended by deleting the phrase "including, if required by the Agent, the filing of additional financing statements subsequent to the date of this Agreement in states other than the Filing States", beginning on the sixteenth line of such section and ending on the eighteenth line thereof.

               3. Amendment to Section 3.01. Section 3.01 of the Security Agreement is hereby amended by deleting the phrase "in the Filing States" in the thirteenth line of such section.

               4. Amendment to Section 4.02. Section 4.02 of the Security Agreement is hereby amended in its entirety to read as follows:

               Without at least 30 days' prior written notice to the Agent, no Obligor shall (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, other than at the address initially indicated for notices to it under Section 6 or at one of the locations identified in Annex 5 under its name, or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages to this Agreement.

               5. Amendment to Section 4.06. Section 4.06 of the Security Agreement is hereby amended in its entirety to read as follows:

               Each Obligor agrees that it shall keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations. In addition, each Obligor shall cause the Agent to be named as loss payee with respect to any such insurance policies covering all or any part of the Collateral and shall be named as additional insured with respect to the general liability insurance policies of the Obligors for the Collateral.

               6. Representations. Each of the Obligors represents and warrants to the Administrative and Collateral Agent that it has the corporate or partnership power to execute, deliver and perform the terms and provisions of this Amendment and has taken

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all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Amendment. Each of Apria and its Material Subsidiaries has duly executed and delivered this Amendment and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               7. Conditions Precedent. The effectiveness of this Amendment is subject to the following:

               (a) the effectiveness of the Fifth Amendment to Credit Agreement and Waiver; and

               (b) the receipt by the Administrative and Collateral Agent of this Amendment, duly executed and delivered by each of the Obligors.

               8. Reference to and Effect on the Security Agreement.

                      (a) Except as specifically amended by this Amendment, the Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                      (b) This Amendment shall be construed as one with the Security Agreement and the Security Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

               9. Entire Agreement. This Amendment, together with the Security Agreement and the other documents referred to herein, or executed in connection with, the Security Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment.

               10. Expenses. The Obligors shall reimburse the Administrative and Collateral Agent on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of legal counsel and other consultants for the Administrative and Collateral Agent) incurred by the Administrative and Collateral Agent in connection with the preparation, performance or enforcement of this Amendment.

               11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

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               12. Severability. Any provision of this Amendment that is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               13. Captions. The captions and section headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

               14. Counterparts. This Amendment may be executed in any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document.

               15. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

        IN WITNESS WHEREOF, the parties to this Amendment have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                    APRIA HEALTHCARE GROUP INC.
                                    APRIA HEALTHCARE, INC.
                                    APRIACARE MANAGEMENT SYSTEMS, INC.
                                    APRIA NUMBER TWO, INC.
                                    APRIA HEALTHCARE OF NEW YORK STATE, INC.



                                    By:
                                        ----------------------------------------
                                          Name:  Larry Smallen
                                          Title: Chief Financial Officer



                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION,
                                    as Administrative and Collateral Agent


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                                     By:
                                        ----------------------------------------
                                             Name: Christine Cordi
                                             Title: Vice President


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